U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 618-5243

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the4 Securities Exchange Act of 1934 (§240.12b-2 of this chapter)/

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of Stockholders of Integer Holdings Corporation (the “Company”) was held on May 22, 2018. At the 2018 Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of ten (10) directors, all of whom were then serving as directors of the Company, for a term of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2018; and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2018 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Pamela G. Bailey	25,854,311	583,843	2,001,174
Joseph W. Dziedzic	26,223,152	215,002	2,001,174
James F. Hinrichs	26,363,908	74,246	2,001,174
Jean Hobby	26,274,442	163,712	2,001,174
M. Craig Maxwell	26,279,925	158,229	2,001,174
Filippo Passerini	26,171,718	266,436	2,001,174
Bill R. Sanford	26,020,377	417,777	2,001,174
Peter H. Soderberg	25,883,210	554,944	2,001,174
Donald J. Spence	26,144,244	293,910	2,001,174
William B. Summers, Jr.	23,587,886	2,850,268	2,001,174
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2018:

FOR:	27,921,183
AGAINST:	516,635
ABSTAINED:	1,510
The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Integer Holdings Corporation’s named executive officers:

FOR:	24,679,520
AGAINST:	1,676,729
ABSTAINED:	81,905
Broker NON-VOTE:	2,001,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 24, 2018	INTEGER HOLDINGS CORPORATION

		By:	/s/ Timothy G. McEvoy
Name: Timothy G. McEvoy
Title: Senior Vice President, Secretary and General Counsel